Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2021

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...................................................................................................	1
Financial Highlights........................................................................................................	2
Consolidated Financial Statements
Income Statements....................................................................................................	3
Balance Sheets..........................................................................................................	4
GAAP Underwriting Results
Consolidated..............................................................................................................	5-7
Commercial Lines.....................................................................................................	8-10
Personal Lines...........................................................................................................	11-13
Investments
Net Investment Income and Yields...........................................................................	14
Investment Portfolio...................................................................................................	15
Credit Quality and Duration of Fixed Maturities.....................................................	16
Top 25 Corporate and Municipal Fixed Maturity Holdings....................................	17
Reconciliation of Operating Income to Net Income................................................	18
Other Information
Non-GAAP Financial Measures...............................................................................	19
Corporate Information...............................................................................................	20
Market and Dividend Information.............................................................................	20
Financial Strength and Debt Ratings.......................................................................	20

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third-party general liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (which may include flood), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property. Commercial automobile policies are often written in conjunction with other commercial policies.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of management and professional liability, which covers primarily professional, management and medical liability, which provides protection for directors, officers and other employees of companies that may be sued in connection with their performance, and errors and omissions protection to companies and individuals against negligence or bad faith, as well as protection for employment practices liability; marine, which includes inland and ocean marine, and insures businesses against physical losses to property; Hanover Programs, which includes coverage to markets where there are specialty coverage or risk management needs related to groups of similar businesses; specialty industrial and commercial property, which provides insurance to small and medium-sized chemical, paint, solvent and other manufacturing and distribution companies; monoline general liability, which covers bodily injury, property damage and personal injury arising from products sold or accidents occurring on premises, or from operations; surety, which provides businesses with contract surety coverage in the event of claims for non-performance or non-payment and commercial surety coverage related to fiduciary or regulatory obligations; and other commercial lines, which includes umbrella, fidelity and crime.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

Other Personal Lines are comprised of personal umbrella, inland marine (jewelry, art, etc.), fire, personal watercraft and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses and a discontinued run-off voluntary property and casualty pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except earnings per share)	2020	2020	2021	2021	2021	2020	2021
PREMIUMS
Gross premiums written	$1,406.1	$1,235.5	$1,337.6	$1,342.8	$1,493.2	3,919.0	$4,173.6

Net premiums written	1,268.5	1,112.1	1,196.1	1,207.2	1,375.2	3,486.4	3,778.5

Net premiums earned	1,135.4	1,154.0	1,161.8	1,179.8	1,186.0	3,373.4	3,527.6

EARNINGS
Operating income before interest and taxes	$128.4	$150.3	$85.1	$137.3	$47.0	334.4	$269.4
Operating income after taxes	93.5	112.0	61.4	104.0	30.8	243.0	196.2

Income from continuing operations	119.5	165.9	92.8	129.6	34.8	196.1	257.2

Net income	118.9	164.6	92.7	128.5	34.0	194.1	255.2

PER SHARE DATA (DILUTED)

Operating income after taxes	$2.46	$3.02	$1.66	$2.85	$0.85	6.33	$5.37

Income from continuing operations	3.14	4.47	2.52	3.55	0.96	5.11	7.04

Net income	3.13	4.43	2.51	3.52	0.94	5.05	6.98

Dilutive weighted average shares outstanding	38.0	37.1	36.9	36.5	36.3	38.4	36.6

Basic weighted average shares outstanding	37.7	36.7	36.4	35.9	35.7	38.0	36.0

BALANCE SHEET
	September 30	December 31	March 31	June 30	September 30
(In millions, except per share data)	2020	2020	2021	2021	2021

Total assets	$13,393.8	$13,443.7	$13,448.0	$13,728.1	$14,105.3
Total loss and loss adjustment expense reserves	5,945.7	6,024.0	6,223.7	6,343.4	6,540.1
Total shareholders' equity	3,155.0	3,202.2	3,046.8	3,154.0	3,102.3
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	2,742.7	2,774.1	2,804.2	2,849.3	2,845.5

Property and Casualty Companies
Statutory surplus	$2,422.3	$2,588.5	$2,667.7	$2,547.1	$2,548.4
Premium to surplus ratio	1.90:1	1.78:1	1.75:1	1.88:1	1.92:1

Book value per share	$84.32	$87.96	$84.21	$88.23	$87.04
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$73.30	$76.20	$77.50	$79.71	$79.84
Tangible book value per share (total book value excluding goodwill
and intangibles)	$79.03	$82.55	$78.78	$82.76	$81.54

Shares outstanding	37.4	36.4	36.2	35.8	35.6

Total debt/equity	24.7%	24.4%	25.6%	24.8%	25.2%
Total debt/total capital	19.8%	19.6%	20.4%	19.9%	20.1%

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended September 30			Nine Months ended September 30
(In millions)	2021	2020	% Change	2021	2020	% Change

REVENUES
Premiums earned	$1,186.0	$1,135.4	4.5	$3,527.6	$3,373.4	4.6
Net investment income	78.8	67.6	16.6	231.2	194.9	18.6
Net realized and unrealized investment gains (losses):
Net realized gains from sales and other	3.6	8.2	N/M	6.8	12.1	(43.8)
Net change in fair value of equity securities	0.3	30.3	(99.0)	65.9	(44.4)	N/M
Impairment recoveries (losses) on investments	0.1	(0.8)	N/M	(0.1)	(27.9)	N/M
Total net realized and unrealized investment gains (losses)	4.0	37.7	(89.3)	72.6	(60.2)	N/M
Fees and other income	7.6	9.1	(16.5)	21.7	22.2	(2.3)
Total revenues	1,276.4	1,249.8	2.1	3,853.1	3,530.3	9.1

LOSSES AND EXPENSES
Losses and loss adjustment expenses	844.0	709.7	18.9	2,370.4	2,149.9	10.3
Amortization of deferred acquisition costs	244.0	237.7	2.7	728.5	711.9	2.3
Interest expense	8.5	9.8	(13.3)	25.5	28.6	(10.8)
Loss from repayment of debt	-	6.1	N/M	-	6.2	N/M
Other operating expenses	137.4	137.9	(0.4)	412.2	395.9	4.1
Total losses and expenses	1,233.9	1,101.2	12.1	3,536.6	3,292.5	7.4

Income from continuing operations before income taxes	42.5	148.6	(71.4)	316.5	237.8	N/M
Income tax expense	7.7	29.1	(73.5)	59.3	41.7	N/M
	\
Income from continuing operations	34.8	119.5	(70.9)	257.2	196.1	N/M

Discontinued operations (net of taxes):
			-
Loss from discontinued life businesses	(0.8)	(0.6)	33.3	(2.0)	(2.0)	-

Net income	$34.0	$118.9	(71.4)	$255.2	$194.1	N/M

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	September 30	December 31
(In millions, except per share data)	2021	2020	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,400.4 and $6,945.6)	$7,699.2	$7,454.4	3.3
Equity securities, at fair value	615.5	598.5	2.8
Other investments	788.3	793.2	(0.6)
Total investments	9,103.0	8,846.1	2.9
Cash and cash equivalents	171.2	120.6	42.0
Accrued investment income	48.2	51.2	(5.9)
Premiums and accounts receivable, net	1,503.0	1,339.3	12.2
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,002.8	1,874.3	6.9
Deferred acquisition costs	544.6	477.5	14.1
Goodwill	178.8	178.8	-
Other assets	446.3	445.7	0.1
Assets of discontinued businesses	107.4	110.2	(2.5)
Total assets	$14,105.3	$13,443.7	4.9

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,540.1	$6,024.0	8.6
Unearned premiums	2,742.0	2,482.7	10.4
Expenses and taxes payable	679.8	687.5	(1.1)
Deferred income tax liability	69.6	97.3	(28.5)
Reinsurance premiums payable	68.1	48.4	40.7
Debt	781.4	780.8	0.1
Liabilities of discontinued businesses	122.0	120.8	1.0
Total liabilities	11,003.0	10,241.5	7.4

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,880.7	1,857.4	1.3
Accumulated other comprehensive income	203.2	372.5	(45.4)
Retained earnings	2,846.7	2,668.0	6.7
Treasury stock at cost (24.9 million and 24.1 million shares)	(1,828.9)	(1,696.3)	7.8
Total shareholders' equity	3,102.3	3,202.2	(3.1)
Total liabilities and shareholders' equity	$14,105.3	$13,443.7	4.9

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended September 30

	2021				2020

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$928.3	$564.9	$-	$1,493.2	$884.7	$521.4	$-	$1,406.1

Net premiums written	$826.8	$548.4	$-	$1,375.2	$760.5	$508.0	$-	$1,268.5

Net premiums earned	$698.6	$487.4	$-	$1,186.0	$665.1	$470.3	$-	$1,135.4

Losses and LAE:

Current accident year, excluding catastrophe losses	407.5	303.9	-	711.4	385.1	260.6	-	645.7

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(11.4)	(9.9)	0.4	(20.9)	(3.9)	1.0	0.3	(2.6)

Current accident year catastrophe losses	74.8	78.7	-	153.5	42.5	33.0	-	75.5

Prior accident year favorable catastrophe loss development	-	-	-	-	(8.9)	(0.7)	-	(9.6)

Total losses and LAE	470.9	372.7	0.4	844.0	414.8	293.9	0.3	709.0

Amortization of deferred acquisition costs and other underwriting expenses	237.9	135.0	-	372.9	231.6	133.4	-	365.0
			-
GAAP underwriting profit (loss)	(10.2)	(20.3)	(0.4)	(30.9)	18.7	43.0	(0.3)	61.4
			-
Net investment income	52.9	22.6	3.3	78.8	44.4	19.5	3.7	67.6

Other income	4.0	2.6	1.0	7.6	3.8	3.5	1.8	9.1

Other operating expenses	(4.3)	(1.3)	(2.9)	(8.5)	(4.6)	(1.8)	(3.3)	(9.7)

Operating income before income taxes	$42.4	$3.6	$1.0	$47.0	$62.3	$64.2	$1.9	$128.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.3%	62.4%	N/M	60.1%	57.9%	55.4%	N/M	56.8%

Prior accident year favorable reserve development, excluding catastrophe losses	(1.6)%	(2.0)%	N/M	(1.8)%	(0.6)%	0.2%	N/M	(0.2)%

Current accident year catastrophe losses	10.7%	16.1%	N/M	12.9%	6.4%	7.0%	N/M	6.6%

Prior accident year favorable catastrophe loss development	N/M	N/M	N/M	N/M	(1.3)%	(0.1)%	N/M	(0.8)%
Total loss and LAE ratio	67.4%	76.5%	N/M	71.2%	62.4%	62.5%	N/M	62.4%

Expense ratio	33.8%	27.3%	N/M	31.1%	34.5%	27.9%	N/M	31.8%

Combined ratio	101.2%	103.8%	N/M	102.3%	96.9%	90.4%	N/M	94.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Nine Months ended September 30

	2021				2020

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$2,618.0	$1,555.6	$-	$4,173.6	$2,441.6	$1,477.4	$-	$3,919.0

Net premiums written	$2,271.0	$1,507.5	$-	$3,778.5	$2,083.0	$1,403.4	$-	$3,486.4

Net premiums earned	$2,094.9	$1,432.7	$-	$3,527.6	$1,999.6	$1,373.8	$-	$3,373.4

Losses and LAE:

Current accident year, excluding catastrophe losses	1,200.3	848.2	-	2,048.5	1,148.6	758.4	0.1	1,907.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(22.6)	(20.1)	1.0	(41.7)	(12.7)	(0.7)	3.9	(9.5)

Current accident year catastrophe losses	223.8	154.8	-	378.6	140.4	127.8	-	268.2

Prior accident year unfavorable (favorable) catastrophe loss development	(12.0)	(3.0)	-	(15.0)	(18.2)	1.6	-	(16.6)

Total losses and LAE	1,389.5	979.9	1.0	2,370.4	1,258.1	887.1	4.0	2,149.2

Amortization of deferred acquisition costs and other underwriting expenses	711.1	404.7	-	1,115.8	691.1	382.2	-	1,073.3
			-
GAAP underwriting profit (loss)	(5.7)	48.1	(1.0)	41.4	50.4	104.5	(4.0)	150.9

Net investment income	155.7	66.5	9.0	231.2	128.7	56.3	9.9	194.9

Other income	11.2	7.1	3.4	21.7	8.6	8.0	5.6	22.2

Other operating expenses	(12.2)	(4.1)	(8.6)	(24.9)	(15.5)	(7.1)	(11.0)	(33.6)

Operating income (loss) before income taxes	$149.0	$117.6	$2.8	$269.4	$172.2	$161.7	$0.5	$334.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.3%	59.2%	N/M	58.1%	57.4%	55.3%	N/M	56.5%

Prior accident year favorable reserve development, excluding catastrophe losses	(1.1)%	(1.4)%	N/M	(1.2)%	(0.6)%	(0.1)%	N/M	(0.3)%

Current accident year catastrophe losses	10.7%	10.8%	N/M	10.7%	7.0%	9.3%	N/M	8.0%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.6)%	(0.2)%	N/M	(0.4)%	(0.9)%	0.1%	N/M	(0.5)%
Total loss and LAE ratio	66.3%	68.4%	N/M	67.2%	62.9%	64.6%	N/M	63.7%

Expense ratio	33.7%	27.8%	N/M	31.3%	34.3%	27.4%	N/M	31.5%

Combined ratio	100.0%	96.2%	N/M	98.5%	97.2%	92.0%	N/M	95.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2020	2020	2021	2021	2021	2020	2021

Gross premiums written	$1,406.1	$1,235.5	$1,337.6	$1,342.8	$1,493.2	$3,919.0	$4,173.6

Net premiums written	$1,268.5	$1,112.1	$1,196.1	$1,207.2	$1,375.2	$3,486.4	$3,778.5

Net premiums earned	$1,135.4	$1,154.0	$1,161.8	$1,179.8	$1,186.0	$3,373.4	$3,527.6

Losses and LAE:

Current accident year, excluding catastrophe losses	645.7	666.2	656.2	680.9	711.4	1,907.1	2,048.5

Prior accident year favorable reserve development, excluding catastrophe losses	(2.6)	(6.0)	(8.2)	(12.6)	(20.9)	(9.5)	(41.7)

Current accident year catastrophe losses	75.5	35.6	133.3	91.8	153.5	268.2	378.6

Prior accident year favorable catastrophe loss development	(9.6)	(0.5)	-	(15.0)	-	(16.6)	(15.0)

Total losses and LAE	709.0	695.3	781.3	745.1	844.0	2,149.2	2,370.4

Amortization of deferred acquisition costs and other underwriting expenses	365.0	374.7	371.2	371.7	372.9	1,073.3	1,115.8

GAAP underwriting profit (loss)	$61.4	$84.0	$9.3	$63.0	$(30.9)	$150.9	$41.4

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	56.8%	57.8%	56.4%	57.8%	60.1%	56.5%	58.1%

Prior accident year favorable reserve development, excluding catastrophe losses	(0.2)%	(0.5)%	(0.7)%	(1.1)%	(1.8)%	(0.3)%	(1.2)%

Current accident year catastrophe losses	6.6%	3.0%	11.5%	7.8%	12.9%	8.0%	10.7%

Prior accident year favorable catastrophe loss development	(0.8)%	-	-	(1.3)%	-	(0.5)%	(0.4)%

Total loss and LAE ratio	62.4%	60.3%	67.2%	63.2%	71.2%	63.7%	67.2%

Expense ratio	31.8%	32.1%	31.6%	31.2%	31.1%	31.5%	31.3%

Combined ratio	94.2%	92.4%	98.8%	94.4%	102.3%	95.2%	98.5%

Combined ratio, excluding catastrophe losses	88.4%	89.4%	87.3%	87.9%	89.4%	87.7%	88.2%

Current accident year combined ratio, excluding catastrophe losses	88.6%	89.9%	88.0%	89.0%	91.2%	88.0%	89.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended September 30

	2021					2020

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$289.5	$94.7	$93.9	$348.7	$826.8	$273.4	$88.8	$79.0	$319.3	$760.5

Net premiums earned	$239.1	$86.8	$91.7	$281.0	$698.6	$227.0	$82.5	$76.4	$279.2	$665.1

Losses and LAE:

Current accident year, excluding catastrophe losses	153.7	56.4	52.3	145.1	407.5	134.1	53.1	46.8	151.1	385.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(2.0)	-	(2.4)	(7.0)	(11.4)	6.4	2.0	(9.8)	(2.5)	(3.9)

Current accident year catastrophe losses	57.9	0.3	-	16.6	74.8	21.4	0.7	-	20.4	42.5

Prior accident year favorable catastrophe loss development	(0.3)	-	-	0.3	-	(6.5)	(0.1)	-	(2.3)	(8.9)

Total losses and LAE	209.3	56.7	49.9	155.0	470.9	155.4	55.7	37.0	166.7	414.8

Amortization of deferred acquisition costs and other underwriting expenses					237.9					231.6

GAAP underwriting profit (loss)					(10.2)					18.7

Net investment income					52.9					44.4

Other income					4.0					3.8

Other operating expenses					(4.3)					(4.6)

Operating income before income taxes					$42.4					$62.3
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	64.2%	65.0%	57.0%	51.7%	58.3%	59.1%	64.4%	61.2%	54.1%	57.9%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.8)%	-	(2.6)%	(2.5)%	(1.6)%	2.8%	2.4%	(12.8)%	(0.9)%	(0.6)%

Current accident year catastrophe losses	24.2%	0.3%	-	5.9%	10.7%	9.5%	0.8%	-	7.3%	6.4%

Prior accident year favorable catastrophe loss development	(0.1)%	-	-	0.1%	-	(2.9)%	(0.1)%	-	(0.8)%	(1.3)%
Total loss and LAE ratio	87.5%	65.3%	54.4%	55.2%	67.4%	68.5%	67.5%	48.4%	59.7%	62.4%

Expense ratio					33.8%					34.5%

Combined ratio					101.2%					96.9%

Change in policies in force	3.8%	(5.3)%	8.2%	4.4%	4.0%	1.8%	(8.4)%	8.1%	0.3%	1.2%
	-%
Retention	88.8%	85.7%	86.3%	N/M	87.8%	89.1%	82.5%	84.3%	N/M	87.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Nine Months ended September 30

	2021					2020

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$756.1	$269.8	$269.3	$975.8	$2,271.0	$712.6	$256.4	$241.1	$872.9	$2,083.0

Net premiums earned	$709.2	$258.2	$254.4	$873.1	$2,094.9	$678.9	$250.8	$233.3	$836.6	$1,999.6

Losses and LAE:

Current accident year, excluding catastrophe losses	424.4	159.1	151.5	465.3	1,200.3	394.9	159.2	142.5	452.0	1,148.6

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.3)	3.0	(13.1)	(9.2)	(22.6)	13.3	10.7	(25.6)	(11.1)	(12.7)

Current accident year catastrophe losses	166.8	1.5	-	55.5	223.8	95.6	1.5	-	43.3	140.4

Prior accident year favorable catastrophe loss development	(8.2)	(1.0)	-	(2.8)	(12.0)	(14.3)	(0.1)	-	(3.8)	(18.2)

Total losses and LAE	579.7	162.6	138.4	508.8	1,389.5	489.5	171.3	116.9	480.4	1,258.1

Amortization of deferred acquisition costs and other underwriting expenses					711.1					691.1

GAAP underwriting profit (loss)					(5.7)					50.4

Net investment income					155.7					128.7

Other income					11.2					8.6

Other operating expenses					(12.2)					(15.5)

Operating income before income taxes					$149.0					$172.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.8%	61.6%	59.5%	53.4%	57.3%	58.1%	63.4%	61.1%	54.0%	57.4%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.5)%	1.2%	(5.1)%	(1.1)%	(1.1)%	2.0%	4.3%	(11.0)%	(1.3)%	(0.6)%

Current accident year catastrophe losses	23.6%	0.6%	-	6.3%	10.7%	14.1%	0.6%	-	5.2%	7.0%

Prior accident year favorable catastrophe loss development	(1.2)%	(0.4)%	-	(0.3)%	(0.6)%	(2.1)%	-	-	(0.5)%	(0.9)%
Total loss and LAE ratio	81.7%	63.0%	54.4%	58.3%	66.3%	72.1%	68.3%	50.1%	57.4%	62.9%

Expense ratio					33.7%					34.3%

Combined ratio					100.0%					97.2%

Change in policies in force	3.8%	(5.3)%	8.2%	4.4%	4.0%	1.8%	(8.4)%	8.1%	0.3%	1.2%

Retention	88.3%	83.8%	84.4%	N/M	86.7%	88.7%	82.0%	82.9%	N/M	86.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2020	2020	2021	2021	2021	2020	2021

Gross premiums written	$884.7	$759.4	$884.0	$805.7	$928.3	$2,441.6	$2,618.0

Net premiums written	$760.5	$650.1	$757.4	$686.8	$826.8	$2,083.0	$2,271.0

Net premiums earned	$665.1	$683.7	$692.9	$703.4	$698.6	$1,999.6	$2,094.9

Losses and LAE:

Current accident year, excluding catastrophe losses	385.1	385.5	388.9	403.9	407.5	1,148.6	1,200.3

Prior accident year favorable reserve development, excluding catastrophe losses	(3.9)	(6.3)	(3.3)	(7.9)	(11.4)	(12.7)	(22.6)

Current accident year catastrophe losses	42.5	10.6	118.8	30.2	74.8	140.4	223.8

Prior accident year favorable catastrophe loss development	(8.9)	(0.6)	-	(12.0)	-	(18.2)	(12.0)

Total losses and LAE	414.8	389.2	504.4	414.2	470.9	1,258.1	1,389.5

Amortization of deferred acquisition costs and other underwriting expenses	231.6	238.6	237.8	235.4	237.9	691.1	711.1
	-
GAAP underwriting profit (loss)	$18.7	$55.9	$(49.3)	$53.8	$(10.2)	$50.4	$(5.7)

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.9%	56.3%	56.2%	57.4%	58.3%	57.4%	57.3%

Prior accident year favorable reserve development, excluding catastrophe losses	(0.6)%	(0.9)%	(0.5)%	(1.1)%	(1.6)%	(0.6)%	(1.1)%

Current accident year catastrophe losses	6.4%	1.6%	17.1%	4.3%	10.7%	7.0%	10.7%

Prior accident year favorable catastrophe loss development	(1.3)%	(0.1)%	-	(1.7)%	-	(0.9)%	(0.6)%

Total loss and LAE ratio	62.4%	56.9%	72.8%	58.9%	67.4%	62.9%	66.3%

Expense ratio	34.5%	34.6%	34.1%	33.2%	33.8%	34.3%	33.7%

Combined ratio	96.9%	91.5%	106.9%	92.1%	101.2%	97.2%	100.0%

Combined ratio, excluding catastrophe losses	91.8%	90.0%	89.8%	89.5%	90.5%	91.1%	89.9%

Current accident year combined ratio, excluding catastrophe losses	92.4%	90.9%	90.3%	90.6%	92.1%	91.7%	91.0%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended September 30

	2021				2020

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$330.8	$196.7	$20.9	$548.4	$311.6	$179.7	$16.7	$508.0

Net premiums earned	$301.8	$168.4	$17.2	$487.4	$295.2	$161.0	$14.1	$470.3

Losses and LAE:

Current accident year, excluding catastrophe losses	207.9	87.5	8.5	303.9	177.6	77.7	5.3	260.6

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(10.0)	-	0.1	(9.9)	(0.1)	2.5	(1.4)	1.0

Current accident year catastrophe losses	7.5	70.2	1.0	78.7	3.2	29.6	0.2	33.0

Prior accident year unfavorable (favorable) catastrophe loss development	(0.3)	0.3	-	-	-	(0.7)	-	(0.7)

Total losses and LAE	205.1	158.0	9.6	372.7	180.7	109.1	4.1	293.9

Amortization of deferred acquisition costs and other underwriting expenses				135.0				133.4

GAAP underwriting profit (loss)				(20.3)				43.0

Net investment income				22.6				19.5

Other income				2.6				3.5

Other operating expenses				(1.3)				(1.8)

Operating income before income taxes				$3.6				$64.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	68.9%	51.9%	49.4%	62.4%	60.1%	48.2%	37.6%	55.4%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(3.3)%	-	0.6%	(2.0)%	-	1.6%	(9.9)%	0.2%

Current accident year catastrophe losses	2.5%	41.7%	5.8%	16.1%	1.1%	18.4%	1.4%	7.0%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.2%	-	-	-	(0.4)%	-	(0.1)%
	68.0%	93.8%	55.8%	76.5%	61.2%	67.8%	29.1%	62.5%

Expense ratio				27.3%				27.9%

Combined ratio				103.8%				90.4%

Change in policies in force	2.8%	3.4%	36.8%	5.5%	(1.7)%	(0.2)%	46.4%	1.4%
			.
Retention(1)	88.0%	89.4%	N/M	88.7%	81.0%	83.4%	N/M	82.4%

(1) The calculation of this measure has been updated, including prior periods, to exclude the "lost business" from policy cancel/rewrites.

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Nine Months ended September 30

	2021				2020

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$930.1	$522.2	$55.2	$1,507.5	$867.8	$491.0	$44.6	$1,403.4
Net premiums earned	$888.5	$495.6	$48.6	$1,432.7	$852.4	$480.9	$40.5	$1,373.8
Losses and LAE:
Current accident year, excluding catastrophe losses	566.2	261.3	20.7	848.2	506.0	237.6	14.8	758.4
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(19.1)	(0.7)	(0.3)	(20.1)	2.8	0.5	(4.0)	(0.7)
Current accident year catastrophe losses	17.5	136.1	1.2	154.8	9.2	117.6	1.0	127.8
Prior accident year unfavorable (favorable) catastrophe loss development	(1.0)	(2.1)	0.1	(3.0)	0.8	0.7	0.1	1.6
Total losses and LAE	563.6	394.6	21.7	979.9	518.8	356.4	11.9	887.1
Amortization of deferred acquisition costs and other underwriting expenses				404.7				382.2
GAAP underwriting profit				48.1				104.5
Net investment income				66.5				56.3
Other income				7.1				8.0
Other operating expenses				(4.1)				(7.1)
Operating income before income taxes				$117.6				$161.7
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	63.6%	52.7%	42.6%	59.2%	59.4%	49.4%	36.6%	55.3%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(2.1)%	(0.1)%	(0.6)%	(1.4)%	0.3%	0.1%	(9.9)%	(0.1)%
Current accident year catastrophe losses	2.0%	27.4%	2.5%	10.8%	1.1%	24.5%	2.5%	9.3%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	(0.4)%	0.2%	(0.2)%	0.1%	0.1%	0.2%	0.1%
Total loss and LAE ratio	63.4%	79.6%	44.7%	68.4%	60.9%	74.1%	29.4%	64.6%
Expense ratio				27.8%				27.4%
Combined ratio				96.2%				92.0%
Change in policies in force	2.8%	3.4%	36.8%	5.5%	(1.7)%	(0.2)%	46.4%	1.4%
Retention(1)	86.0%	87.1%	N/M	86.6%	83.8%	85.0%	N/M	84.5%

(1) The calculation of this measure has been updated, including prior periods, to exclude the "lost business" from policy cancel/rewrites.

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q3	Q4	Q1	Q2	Q3	Sep-YTD	Sep-YTD
(In millions, except percentage data)	2020	2020	2021	2021	2021	2020	2021

Gross premiums written	$521.4	$476.1	$453.6	$537.1	$564.9	$1,477.4	$1,555.6

Net premiums written	$508.0	$462.0	$438.7	$520.4	$548.4	$1,403.4	$1,507.5

Net premiums earned	$470.3	$470.3	$468.9	$476.4	$487.4	$1,373.8	$1,432.7

Losses and LAE:

Current accident year, excluding catastrophe losses	260.6	280.7	267.3	277.0	303.9	758.4	848.2

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.0	-	(5.2)	(5.0)	(9.9)	(0.7)	(20.1)

Current accident year catastrophe losses	33.0	25.0	14.5	61.6	78.7	127.8	154.8

Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)	0.1	-	(3.0)	-	1.6	(3.0)

Total losses and LAE	293.9	305.8	276.6	330.6	372.7	887.1	979.9

Amortization of deferred acquisition costs and other underwriting expenses	133.4	136.1	133.4	136.3	135.0	382.2	404.7

GAAP underwriting profit (loss)	$43.0	$28.4	$58.9	$9.5	$(20.3)	$104.5	$48.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	55.4%	59.7%	57.0%	58.1%	62.4%	55.3%	59.2%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.2%	-	(1.1)%	(1.0)%	(2.0)%	(0.1)%	(1.4)%

Current accident year catastrophe losses	7.0%	5.3%	3.1%	12.9%	16.1%	9.3%	10.8%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	-	-	(0.6)%	-	0.1%	(0.2)%

Total loss and LAE ratio	62.5%	65.0%	59.0%	69.4%	76.5%	64.6%	68.4%

Expense ratio	27.9%	28.4%	28.0%	28.2%	27.3%	27.4%	27.8%

Combined ratio	90.4%	93.4%	87.0%	97.6%	103.8%	92.0%	96.2%

Combined ratio, excluding catastrophe losses	83.5%	88.1%	83.9%	85.3%	87.7%	82.6%	85.6%

Current accident year combined ratio, excluding catastrophe losses	83.3%	88.1%	85.0%	86.3%	89.7%	82.7%	87.0%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q3	Q4	Q1	Q2	Q3	YTD	YTD
(In millions, except yields)	2020	2020	2021	2021	2021	2020	2021

Net Investment Income

Fixed maturities	$55.3	$54.8	$54.5	$53.9	$54.2	$167.7	$162.6
Limited partnerships	6.0	8.7	15.1	15.5	18.9	8.0	49.5
Mortgage loans	4.5	4.4	5.4	4.2	4.0	13.1	13.6
Equity securities	3.4	4.0	3.8	3.8	3.7	10.8	11.3
Other investments	0.7	0.8	0.7	0.9	0.7	2.4	2.3
Investment expenses	(2.3)	(2.5)	(2.7)	(2.7)	(2.7)	(7.1)	(8.1)
Total	$67.6	$70.2	$76.8	$75.6	$78.8	$194.9	$231.2

Pre-tax Yields
Fixed maturities	3.26%	3.15%	3.11%	3.02%	2.96%	3.38%	3.03%
Total	3.37%	3.45%	3.74%	3.65%	3.72%	3.32%	3.70%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
September 30, 2021
(In millions)
						Change in	Change in
	Weighted	Amortized			Net	Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain	During Q3	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$355.2	$358.7	3.9%	$3.5	$(1.9)	$(12.1)
Foreign government	A-	2.2	2.6	-	0.4	-	(0.1)
Municipals:
Taxable	AA	1,076.2	1,109.6	12.0%	33.4	(8.9)	(26.5)
Tax-exempt	AA	28.5	29.3	0.3%	0.8	(0.2)	(0.9)
Corporate:
NAIC 1	A	1,426.7	1,515.2	16.3%	88.5	(11.3)	(50.1)
NAIC 2	BBB	2,252.3	2,364.3	25.5%	112.0	(20.0)	(69.3)
NAIC 3 and below	BB-	304.6	319.3	3.5%	14.7	(1.5)	(6.8)
Total corporate	BBB+	3,983.6	4,198.8	45.3%	215.2	(32.8)	(126.2)
Asset-backed:
Residential mortgage-backed	AAA	1,069.1	1,079.6	11.6%	10.5	(7.3)	(22.0)
Commercial mortgage-backed	AAA	784.0	817.1	8.8%	33.1	(7.2)	(21.5)
Asset-backed	A	101.6	103.5	1.1%	1.9	(0.7)	(0.7)
Total fixed maturities	A+	7,400.4	7,699.2	83.0%	298.8	(59.0)	(210.0)
Equity securities		615.5	615.5	6.6%	-	-	-
Mortgage and other loans		448.1	448.1	4.8%	-	-	-
Other investments		340.2	340.2	3.7%	-	-	-
Total investments		8,804.2	9,103.0	98.1%	298.8	(59.0)	(210.0)
Cash and cash equivalents		171.2	171.2	1.9%	-	-	-
Total		$8,975.4	$9,274.2	100.0%	$298.8	$(59.0)	$(210.0)

(1) Net of allowance for credit losses of $7.3 million.

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
September 30, 2021

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$4,767.1	$4,937.4	64.1%
2	Baa	2,328.7	2,442.5	31.7%
3	Ba	201.2	211.0	2.8%
4	B	98.3	102.6	1.3%
5	Caa and lower	5.1	5.7	0.1%
Total fixed maturities		$7,400.4	$7,699.2	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,078.9	$1,112.7	14.5%
2-4 Years		1,644.1	1,750.1	22.7%
4-6 Years		2,072.7	2,194.3	28.5%
6-8 Years		1,226.7	1,269.8	16.5%
8-10 Years		1,179.5	1,168.7	15.2%
10+ Years		198.5	203.6	2.6%
Total fixed maturities		$7,400.4	$7,699.2	100.0%
Weighted Average Duration		5.0

(1) Net of allowance for credit losses of $0.2 million.

THE HANOVER INSURANCE GROUP
TOP 25 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
September 30, 2021

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Minnesota Housing Finance Agency	$42.3	$42.5	0.46%	AAA
Morgan Stanley	36.0	38.5	0.42%	BBB+
State of Ohio	34.2	33.7	0.36%	AA+
Truist Financial	32.6	34.7	0.37%	A-
Charles Schwab	29.7	31.5	0.34%	A
Goldman Sachs	28.9	30.6	0.33%	BBB
AbbVie	27.9	29.4	0.32%	BBB+
Sumitomo Mitsui Financial	27.5	28.4	0.31%	A-
Bank of America	26.3	28.6	0.31%	A-
Massachusetts School Building Authority	26.3	25.9	0.28%	AA+
Westpac Banking	25.6	27.2	0.29%	A
California State University	25.6	26.4	0.28%	AA-
State of Oregon	25.5	25.6	0.28%	AA+
JP Morgan Chase	25.3	26.6	0.29%	A-
PNC Bank	24.8	26.7	0.29%	A
National Grid	24.2	25.2	0.27%	BBB+
Lowe's	23.8	25.1	0.27%	BBB+
Cigna	23.6	24.6	0.27%	A-
Kroger	23.1	24.1	0.26%	BBB
Mitsubishi UFJ Financial Group	23.0	24.2	0.26%	A-
District of Columbia	23.0	22.8	0.25%	AAA
State of Wisconsin	22.5	22.6	0.24%	AA+
Citizens Financial Group	22.3	23.2	0.25%	BBB+
UBS Group	22.1	22.7	0.24%	A-
MassMutual Global Funding II	21.9	23.5	0.25%	AA+
Top 25 Corporate and Municipal	$668.0	$694.3	7.49%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended September 30				Nine Months ended September 30
	2021		2020		2021		2020
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$42.4		$62.3		$149.0		$172.2
Personal Lines	3.6		64.2		117.6		161.7
Other	1.0		1.9		2.8		0.5
Total	47.0		128.4		269.4		334.4

Interest expense	(8.5)		(9.8)		(25.5)		(28.6)

Operating income before income taxes	38.5	$1.06	118.6	$3.12	243.9	$6.68	305.8	$7.96

Income tax expense on operating income	(7.7)	(0.21)	(25.1)	(0.66)	(47.7)	(1.31)	(62.8)	(1.63)

Operating income after income taxes	30.8	0.85	93.5	2.46	196.2	5.37	243.0	6.33

Non-operating items:
Net realized gains from sales and other	3.6	0.10	8.2	0.21	6.8	0.19	12.1	0.31
Net change in fair value of equity securities	0.3	0.01	30.3	0.80	65.9	1.80	(44.4)	(1.15)
Impairment recoveries (losses) on investments	0.1	-	(0.8)	(0.02)	(0.1)	-	(27.9)	(0.73)
Loss from repayment of borrowings	-	-	(6.1)	(0.16)	-	-	(6.2)	(0.16)
Other non-operating items	-	-	(1.6)	(0.04)	-	-	(1.6)	(0.04)
Income tax benefit (expense) on non-operating items	-	-	(4.0)	(0.11)	(11.6)	(0.32)	21.1	0.55
Income from continuing operations, net of taxes	34.8	0.96	119.5	3.14	257.2	7.04	196.1	5.11

Discontinued operations (net of taxes):

Loss from discontinued life businesses	(0.8)	(0.02)	(0.6)	(0.01)	(2.0)	(0.06)	(2.0)	(0.06)

NET INCOME	$34.0	$0.94	$118.9	$3.13	$255.2	$6.98	$194.1	$5.05

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income (loss), excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income (loss) from: Commercial Lines, Personal Lines, and Other. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income (loss) attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, severe winter weather, fire, explosions and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income (loss) determined in accordance with GAAP. A reconciliation of income (loss) from continuing operations to operating income before interest expense and taxes and income (loss) from continuing operations per share to operating income after taxes per share for the three and six months ended September 30, 2021 and 2020 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF October 27, 2021				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of October 27, 2021, and may be				Oksana Lukasheva
sales prices of our common stock and quarterly cash				revised, superseded or withdrawn by the respective rating agency at any				Senior Vice President
dividends for the periods indicated:				time. For the most current information concerning the financial ratings of				Corporate Finance
				The Hanover Insurance Group and its subsidiaries, please visit the				olukasheva@hanover.com
Quarter Ended	2021			websites of the respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$133.12	$112.47	$0.700
June 30	$142.80	$129.83	$0.700
September 30	$142.35	$127.33	$0.700

Quarter Ended	2020
	Price Range		Dividends
	High	Low	Per Share
March 31	$140.54	$83.67	$0.650
June 30	$115.06	$84.64	$0.650
September 30	$107.36	$89.10	$0.650
December 31	$118.34	$93.58	$0.700